--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                       New England
                                                       Growth Opportunities Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------


Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
------------------------------------------------------------------------------

                                      INVESTMENT RESULTS THROUGH JUNE 30, 1998
------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                        AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
-------------------------------------------------------------------------------
  CLASS A (Inception 5/6/31)       6 MONTHS  1 YEAR   5 YEARS      10 YEARS
   Net Asset Value(1)               18.57%   32.46%    21.31%       17.08%
   With Max. Sales Charge(2)        11.72    24.82     19.88        16.39
   Standard & Poor's 500 Index(4)   17.67    30.09     23.03        18.51
   Lipper Growth & Income Avg.(5)   12.11    22.86     18.93        15.61
-------------------------------------------------------------------------------
  CLASS B (Inception 9/13/93)      6 MONTHS  1 YEAR   3 YEARS   SINCE INCEPTION
   Net Asset Value(1)               18.13%   31.51%    27.44%       20.76%
   With CDSC(3)                     13.13    26.51     26.82        20.56
   Standard & Poor's 500 Index(4)   17.67    30.09     30.17        23.44
   Lipper Growth & Income Avg.(5)   12.11    22.86     24.74        19.21
   (calculated from 9/30/93)
--------------------------------------------------------------------------------
  CLASS C (Inception 5/1/95)       6 MONTHS 1 YEAR    3 YEARS   SINCE INCEPTION
   Net Asset Value(1)               18.13%   31.51%    27.45%       28.09%
   With CDSC(3)                     17.13    30.51     27.45        28.03
   Standard & Poor's 500 Index(4)   17.67    30.09     30.17        30.97
   Lipper Growth & Income Avg.(5)   12.11    22.86     24.74        18.90
   (calculated from 4/30/95)
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

     NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Standard & Poor's Composite Index of 500 stocks(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Growth & Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 6/30/88, compared to the S&P 500 Index. The data points from the graph are as follows:]

                   JUNE 1988 THROUGH JUNE 1998

                                    WITH
                      NET          MAXIMUM              S&P
                     ASSET          SALES               500
                    VALUE(1)       CHARGE(2)           INDEX(4)
---------------------------------------------------------------
6/30/88             $10,000        $ 9,425             $10,000
   6/89             $11,627        $10,958             $12,044
   6/90             $13,298        $12,533             $14,018
   6/91             $14,294        $13,472             $15,054
   6/92             $16,371        $15,429             $17,065
   6/93             $18,422        $17,363             $19,381
   6/94             $18,527        $17,462             $19,658
   6/95             $22,896        $21,579             $24,767
   6/96             $27,115        $25,556             $31,189
   6/97             $36,541        $34,439             $41,990
   6/98             $48,402        $45,618             $54,625

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

--------------------------


[Photo of Gerald Scriver]


--------------------------

GERALD SCRIVER
WESTPEAK INVESTMENT
ADVISORS, L.P.

Q. Please tell us about New England Growth Opportunities Fund's performance in the first half of 1998.

For the six months ending June 30, 1998, New England Growth Opportunities Fund's Class A shares generated a strong total return of 18.57%, compared to the 17.67% return for the Standard & Poor's 500 Index and an average return of 12.11% for the Lipper Growth and Income category. The Fund's return reflected a $2.85 per share gain in net asset value to $18.20.

Q. What was the investment environment like?

Investors continued to assess the possible damage to the U.S. economy from continued financial turmoil in Asia. For the first time in decades, long-standing concerns over inflation began yielding to unaccustomed worries about the prospect of deflation, or falling prices.

Faltering economies cut currency values sharply in several Asian nations. As a nation's currency declines, fewer dollars are needed to import its goods. Faced with falling prices for competitive products from abroad, American companies were limited in their ability to raise prices, putting pressure on profits and raising concerns over an economic slowdown here.

                    TOP 10 PORTFOLIO HOLDINGS -- 6/30/98

                                                 % OF
                    COMPANY                   NET ASSETS
               -----------------------------------------
                1.  WAL-MART STORES, INC.        3.52
               -----------------------------------------
                2.  CISCO SYSTEMS                2.83
               -----------------------------------------
                3.  SCHERING-PLOUGH CORP.        2.67
               -----------------------------------------
                4.  AT&T CORP.                   2.58
               -----------------------------------------
                5.  FORD MOTOR CO.               2.32
               -----------------------------------------
                6.  NATIONSBANK CORP.            2.28
               -----------------------------------------
                7.  MICROSOFT CORP.              2.25
               -----------------------------------------
                8.  ALLSTATE CORP.               2.23
               -----------------------------------------
                9.  DANA CORP.                   2.04
               -----------------------------------------
               10.  DTE ENERGY CO.               2.03
               -----------------------------------------

               PORTFOLIO HOLDINGS AND ASSET ALLOCATION WILL VARY.

For a time, there were signs of recovery in some Asian economies, and it appeared that any impact on U.S. businesses would be mild and transitory. Consequently, investors grew more optimistic about the U.S. economy and interest rates began to rise, rekindling fears of possible inflation. But by late winter it was clear that significant economic revitalization in Asia -- especially in Japan -- would be a long time coming.

Q. Given this environment, what was your investment strategy during the period?

Toward the end of 1997, we began to moderate our emphasis on value stocks in the Fund's portfolio, so that by the end of 1998's second quarter the growth and value portions of the portfolio were roughly equal. In choosing growth stocks, we looked for companies whose earnings were increasing and whose stocks were selling at low price/earnings ratios relative to the Fund's benchmark, the Standard & Poor's 500 Stock Index. A price/earnings ratio is a rule-of-thumb that investors use to help gauge whether a stock's price is high or low in terms of the company's earning power -- the higher the ratio, the more expensive the stock. This ratio also serves as an objective standard by which investors can evaluate stocks relative to one another.

Toward the end of the period under review, Growth Opportunities Fund's portfolio had an average price/earnings ratio of 20 -- the average price was approximately 20 times the average earnings -- which was well below the S&P 500 Index's ratio of 25; the Fund's holdings also have been growing their earnings faster than the companies in the Index, with a five-year growth rate of 22.5% a year, compared to 17% per year for the benchmark.

Q. What were the principal factors affecting performance, either positively or negatively?

Our bias toward companies with reasonable valuations proved beneficial to the Fund, as investors gravitated toward companies with below-average price/earnings ratios. The Fund also benefited from our decision to avoid companies that are heavily dependent on overseas income, given the weak economies in Asia, Russia and elsewhere.

We added some companies whose actual earnings exceeded the forecasts of Wall Street analysts. According to our research, positive earnings surprises, as these events are called, tend to be repeated and are often a powerful factor in leading stock prices higher.

Other positives included a large position (relative to the S&P 500) in the automotive area and consumer-related companies. Both sectors are prospering thanks to the nation's strong economy and low unemployment rate. Wal-Mart, for instance, performed very well and is the Fund's largest holding. We reduced holdings in electric utilities; U.S. growth rates are slower but moderate price/earnings ratios helped manage volatility. Meanwhile, our decision to de-emphasize the beverages sector hurt performance as companies such as Coca-Cola enjoyed strong growth. Finally, our relatively lighter exposure to technology and energy companies was beneficial, as these sectors underperformed.

Q. What is your outlook?

We believe that conditions in the Far East will continue to restrain business activity here, keeping inflation in check and dispelling fears of higher interest rates. In fact, we think any near-term change in interest rates will be downward, as the Federal Reserve Board appears determined to prevent the Asian crisis from hurting our economy excessively. Nevertheless, U.S. businesses will continue to feel persistent pricing pressures from overseas and economic growth should begin to slow.

Our style is to keep the Fund's portfolio fully invested; we never try to guess the market's highs or lows nor do we allow economic trends to influence our stock selection. We will continue to manage Growth Opportunities Fund by seeking to assemble a portfolio of stocks that, seen in total, present a profile of attractive growth prospects and a low potential for share price volatility -- a combination that we believe will benefit investors in the months ahead.

PORTFOLIO COMMENTARY REFLECTS THE CONDITIONS AND ACTIONS TAKEN DURING THE REPORTING PERIOD, WHICH ARE SUBJECT TO CHANGE. A SHIFT IN OPINION MAY RESULT IN STRATEGIC AND OTHER PORTFOLIO CHARGES.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

COMMON STOCK--97.7% OF TOTAL NET ASSETS

SHARES           DESCRIPTION                                         VALUE (a)
-----------------------------------------------------------------------------
                 AIRLINES--0.9%
    29,000       AMR Corp. (c) ................................  $  2,414,250
    14,900       UAL Corp. (c) ................................     1,162,200
                                                                 ------------
                                                                    3,576,450
                                                                 ------------
                 APPAREL & TEXTILES--1.9%
   147,600       VF Corp. .....................................     7,601,400
                                                                 ------------
                 AUTOMOTIVE--4.3%
   154,000       Dana Corp. ...................................     8,239,000
   158,600       Ford Motor Co. ...............................     9,357,400
                                                                 ------------
                                                                   17,596,400
                                                                 ------------
                 BANKS--8.3%
   139,500       Banc One Corp. ...............................     7,785,844
    26,500       BankAmerica Corp. ............................     2,290,594
    15,400       Bankers Trust New York .......................     1,787,363
   108,750       Comerica, Inc. ...............................     7,204,687
   120,331       NationsBank Corp. ............................     9,205,321
    40,600       Republic New York Corp. ......................     2,555,262
    34,400       SunTrust Banks, Inc. .........................     2,797,150
                                                                 ------------
                                                                   33,626,221
                                                                 ------------
                 BUSINESS SERVICES--0.7%
     5,600       Interpublic Group Cos. .......................       339,850
    41,700       Robert Half International, Inc. (c) ..........     2,329,988
                                                                 ------------
                                                                    2,669,838
                                                                 ------------
                 CHEMICALS--3.4%
    55,500       Dow Chemical Co. .............................     5,366,156
    52,400       Ecolab, Inc. .................................     1,624,400
   109,700       Lyondell Petrochemical Co. ...................     3,338,994
    48,000       PPG Industries, Inc. .........................     3,339,000
                                                                 ------------
                                                                   13,668,550
                                                                 ------------
                 COMPUTER SOFTWARE & SERVICES--3.2%
    54,000       Compuware Corp. (c) ..........................     2,760,750
    83,900       Microsoft Corp. (c) ..........................     9,092,662
    37,000       Symantec Corp. (c) ...........................       966,625
                                                                 ------------
                                                                   12,820,037
                                                                 ------------
                 COMPUTERS & BUSINESS EQUIPMENT--6.1%
   124,100       Cisco Systems (c) ............................    11,424,956
    21,200       EMC Corp. (c) ................................       950,025
    99,300       Lexmark International Group (c) ..............     6,057,300
    41,100       Pitney Bowes, Inc. ...........................     1,977,938
    96,800       Sun Microsystems, Inc. (c) ...................     4,204,750
                                                                 ------------
                                                                   24,614,969
                                                                 ------------
                 CONSTRUCTION--1.3%
   118,800       Centex Corp. .................................     4,484,700
    10,100       Masco Corp. ..................................       611,050
                                                                 ------------
                                                                    5,095,750
                                                                 ------------
                 CONSUMER GOODS & SERVICES--0.7%
    49,500       Black & Decker Corp. .........................     3,019,500
                                                                 ------------
                 DEFENSE & AEROSPACE--1.8%
    54,000       B.F. Goodrich Co. ............................     2,679,750
    98,200       Gulfstream Aerospace Corp. (c) ...............     4,566,300
                                                                 ------------
                                                                    7,246,050
                                                                 ------------
                 DRUGS--8.9%
    38,600       Bristol-Myers Squibb .........................     4,436,588
    32,600       Cardinal Health, Inc. ........................     3,056,250
   107,600       Genentech, Inc. ..............................     7,303,350
     9,400       Merck & Co. ..................................     1,257,250
    35,800       Omnicare, Inc. ...............................     1,364,875
    71,000       Pfizer, Inc. .................................     7,716,812
   117,600       Schering-Plough Corp. ........................    10,775,100
                                                                 ------------
                                                                   35,910,225
                                                                 ------------
                 ELECTRIC UTILITIES--3.2%
   202,600       DTE Energy Co. ...............................     8,179,975
   105,500       Pinnacle West Capital Corp. ..................     4,747,500
                                                                 ------------
                                                                   12,927,475
                                                                 ------------
                 ELECTRONICS--2.2%
    70,600       Lucent Technologies, Inc. ....................     5,873,037
    33,800       SCI Systems, Inc. (c) ........................     1,271,725
    22,800       Tellabs, Inc. (c) ............................     1,633,050
                                                                 ------------
                                                                    8,777,812
                                                                 ------------
                 ENERGY RESERVES--2.7%
    42,800       Chevron Corp. ................................     3,555,075
   101,400       Exxon Corp. ..................................     7,231,087
                                                                 ------------
                                                                   10,786,162
                                                                 ------------
                 FINANCIAL SERVICES--5.1%
    30,300       American Express Co. .........................     3,454,200
    41,566       Associates First Capital .....................     3,195,386
   223,800       Dun & Bradstreet .............................     8,084,775
    98,600       Federal National Mortgage Association ........     5,989,950
                                                                 ------------
                                                                   20,724,311
                                                                 ------------
                 FOOD & BEVERAGES--2.2%
    47,600       Interstate Bakeries ..........................     1,579,725
    23,800       Kellogg Co. ..................................       893,988
    66,800       Quaker Oats Co. ..............................     3,669,825
    32,800       Unilever NV ..................................     2,589,150
                                                                 ------------
                                                                    8,732,688
                                                                 ------------
                 HEALTH CARE -- PRODUCTS--1.8%
    19,300       Johnson & Johnson ............................     1,423,375
    96,200       TYCO International, Ltd. .....................     6,060,600
                                                                 ------------
                                                                    7,483,975
                                                                 ------------
                 HEALTH CARE -- SERVICES--2.0%
    86,700       Health Care & Retirement (c) .................     3,419,231
    35,800       HEALTHSOUTH Corp. (c) ........................       955,413
   121,100       Tenet Healthcare Corp. (c) ...................     3,784,375
                                                                 ------------
                                                                    8,159,019
                                                                 ------------
                 HOUSEHOLD PRODUCTS--2.6%
    75,100       Estee Lauder Companies, Inc. .................     5,233,531
    32,200       Procter & Gamble .............................     2,932,213
    67,100       Rubbermaid, Inc. .............................     2,226,881
                                                                 ------------
                                                                   10,392,625
                                                                 ------------
                 INDUSTRIAL PARTS & MACHINERY--4.7%
   113,000       Caterpillar, Inc. ............................     5,974,875
   114,450       Ingersoll-Rand Co. ...........................     5,042,953
    86,900       United Technologies Corp. ....................     8,038,250
                                                                 ------------
                                                                   19,056,078
                                                                 ------------
                 INSURANCE--5.1%
    98,400       Allstate Corp. ...............................     9,009,750
     8,500       American International Group .................     1,241,000
    12,900       CNA Financial Corp. ..........................       600,656
    52,000       Everest Reinsurance Holdings .................     1,998,750
   129,200       St. Paul Cos. ................................     5,434,475
    38,400       Travelers Group, Inc. ........................     2,328,000
                                                                 ------------
                                                                   20,612,631
                                                                 ------------
                 MEDIA & ENTERTAINMENT--1.7%
    79,700       Time Warner, Inc. ............................     6,809,369
                                                                 ------------
                 METALS & MINING--0.4%
    49,100       USX-U.S. Steel Group .........................     1,620,300
                                                                 ------------
                 OIL -- REFINING & DISTRIBUTION--0.6%
    34,900       Coastal Corp. ................................     2,436,456
                                                                 ------------
                 PUBLISHING--1.8%
   135,300       Knight-Ridder, Inc. ..........................     7,449,956
                                                                 ------------
                 RETAIL -- DEPARTMENT STORE--6.0%
    53,100       Costco Companies (c) .........................     3,348,619
    50,600       Dayton Hudson Corp. ..........................     2,454,100
    96,200       Fred Meyer, Inc. (c) .........................     4,088,500
   234,100       Wal-Mart Stores, Inc. ........................    14,221,575
                                                                 ------------
                                                                   24,112,794
                                                                 ------------
                 RETAIL -- FOOD & DRUG--1.0%
    54,600       Albertson's, Inc. ............................     2,828,962
    30,200       Safeway, Inc. (c) ............................     1,228,763
                                                                 ------------
                                                                    4,057,725
                                                                 ------------
                 RETAIL -- SPECIALTY--1.1%
    61,200       General Nutrition (c) ........................     1,904,850
    28,900       Home Depot, Inc. .............................     2,400,506
                                                                 ------------
                                                                    4,305,356
                                                                 ------------
                 SECURITIES & ASSET MANAGEMENT--3.1%
     5,036       Bear Stearns Cos. ............................       286,423
    18,800       Donaldson, Lufkin & Jenrette, Inc. ...........       955,275
    37,800       Lehman Brothers Holdings .....................     2,931,862
     7,200       Merrill Lynch & Company, Inc. ................       664,200
    84,600       Morgan Stanley Dean Witter ...................     7,730,325
                                                                 ------------
                                                                   12,568,085
                                                                 ------------
                 SEMI-CONDUCTORS--0.3%
    18,500       Intel Corp. ..................................     1,371,313
                                                                 ------------
                 TELECOMMUNICATION--7.4%
    24,700       AirTouch Communications, Inc. (c) ............     1,443,406
   110,100       Ameritech Corp. ..............................     4,940,738
   182,400       AT&T Corp. ...................................    10,419,600
   135,200       Bell Atlantic Corp. ..........................     6,168,500
    76,000       BellSouth Corp. ..............................     5,101,500
    34,900       United States West, Inc. .....................     1,640,300
                                                                 ------------
                                                                   29,714,044
                                                                 ------------
                 THRIFT--0.2%
     9,200       Golden West Financial ........................       978,075
                                                                 ------------
                 TOBACCO--1.0%
   113,000       Universal Corp. ..............................     4,223,376
                                                                 ------------
                 Total Common Stock (Identified Cost
                   $319,929,780) ..............................   394,745,015
                                                                 ------------

SHORT TERM INVESTMENT--2.1%

FACE
AMOUNT              DESCRIPTION                                    VALUE (a)
-----------------------------------------------------------------------------
$8,255,000       Repurchase Agreement with State Street
                   Corp. dated 6/30/ 98 at 5.00% to be
                   repurchased at $8,256,147 on 7/01/98
                   collateralized by $6,415,000 U.S. Treasury
                   Bond 8.125% due 8/15/19 with a value of
                   $8,426,629 .................................  $  8,255,000
                                                                 ------------
                 Total Short Term Investment (Identified
                   Cost $8,255,000) ...........................     8,255,000
                                                                 ------------
                 Total Investments--99.8% (Identified
                   Cost $328,184,780)(b) ......................   403,000,015
                 Other assets less liabilities ................       890,677
                                                                 ------------
                 Total Net Assets--100% .......................  $403,890,692
                                                                 ============

(a)  See Note 1a of Notes to Financial Statements
(b)  Federal Tax Information: At June 30, 1998 the net
     unrealized appreciation on investments based on cost of
     $328,184,780 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value over
       tax cost. .............................................  $ 80,603,579
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value ............................................    (5,788,344)
                                                                ------------
     Net unrealized appreciation..............................  $ 74,815,235
                                                                ============
(c)  Non-income producing security.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $328,184,780) ........                         $403,000,015
  Cash .......................................................                                  435
  Receivable for:

    Fund shares sold .........................................                            1,049,399
    Dividends and interest ...................................                              452,422
    Tax reclaims .............................................                                2,450
  Prepaid registration expense ...............................                               14,000
                                                                                       ------------
                                                                                        404,518,721
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $326,253
    Miscellaneous ............................................           747
  Accrued expenses:

    Management fees ..........................................       216,574
    Deferred trustees' fees ..................................        15,946
    Accounting and administrative ............................         6,543
    Other ....................................................        61,966
                                                                    --------
                                                                                            628,029
                                                                                       ------------
NET ASSETS ...................................................                         $403,890,692
                                                                                       ============
  Net Assets consist of:

    Capital paid in ..........................................                         $279,019,791
    Undistributed net investment income ......................                               59,884
    Accumulated net realized gains ...........................                           49,995,782
    Unrealized appreciation on investments ...................                           74,815,235
                                                                                       ------------
NET ASSETS ...................................................                         $403,890,692
                                                                                       ============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($274,624,401 divided by 15,087,335 shares of beneficial
  interest) ..................................................                               $18.20
                                                                                             ======
Offering price per share (100/94.25 of $18.20) ...............                               $19.31*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($118,542,769 divided by 6,566,192 shares of beneficial
  interest) ..................................................                               $18.05**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($10,723,522 divided by 593,992 shares of beneficial
  interest) ..................................................                               $18.05**
                                                                                             ======

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998


(unaudited)

INVESTMENT INCOME
  Dividends ................................................                          $  2,468,673(a)
  Interest .................................................                               156,224
                                                                                      ------------
                                                                                         2,624,897
  Expenses

    Management fees ........................................      $1,204,235
    Service fees - Class A .................................         309,391
    Service and distribution fees - Class B ................         494,881
    Service and distribution fees - Class C ................          43,938
    Trustees' fees and expenses ............................          10,720
    Accounting and administrative ..........................          32,317
    Custodian ..............................................          57,599
    Transfer agent .........................................         314,033
    Audit and tax services .................................          13,755
    Legal ..................................................           6,068
    Printing ...............................................          30,835
    Registration ...........................................          32,574
    Miscellaneous ..........................................           9,554
                                                                  ----------
  Total expenses ...........................................                             2,559,900
                                                                                      ------------
  Net investment income ....................................                                64,997
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .......................                            37,126,570
  Unrealized appreciation on Investments - net .............                            22,044,685
                                                                                      ------------
  Net gain on investment transactions ......................                            59,171,255
                                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                          $ 59,236,252
                                                                                      ============

(a) Net of foreign taxes of: $2,710.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                                         SIX MONTHS
                                                                    YEAR ENDED              ENDED
                                                                   DECEMBER 31,            JUNE 30,
                                                                       1997                  1998
                                                                  ------------           ------------
FROM OPERATIONS
  Net investment income ....................................      $    711,725           $     64,997
  Net realized gain on investments .........................        52,507,998             37,126,570
  Unrealized appreciation on investments ...................        20,723,726             22,044,685
                                                                  ------------           ------------
  Increase in net assets from operations ...................        73,943,449             59,236,252
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................          (742,082)                     0
    Class B ................................................           (21,007)                     0
    Class C ................................................            (7,712)                     0
  Net realized gain on investments
    Class A ................................................       (35,442,350)                     0
    Class B ................................................       (12,117,349)                     0
    Class C ................................................        (1,087,638)                     0
                                                                  ------------           ------------
                                                                   (49,418,138)                     0
  INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
    TRANSACTIONS ...........................................        66,455,566             35,941,671
                                                                  ------------           ------------
  Total increase in net assets .............................        90,980,877             95,177,923
NET ASSETS
  Beginning of the period ..................................       217,731,892            308,712,769
                                                                  ------------           ------------
  End of the period ........................................      $308,712,769           $403,890,692
                                                                  ============           ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period ........................................      $     (5,113)          $     59,884
                                                                  ============           ============


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(unaudited)

                                                          CLASS A
                                ------------------------------------------------------------------        SIX MONTHS
                                                   YEAR ENDED DECEMBER 31,                                  ENDED
                                ------------------------------------------------------------------         JUNE 30,
                                 1993           1994           1995           1996           1997            1998
                                ------         ------         ------         ------         ------        ----------
Net Asset Value,
  Beginning of the
  Period ...............        $12.20         $12.67         $12.41         $14.39         $13.87          $15.35
                                ------         ------         ------         ------         ------          ------
Income From Investment
  Operations
Net Investment Income ..          0.21           0.22           0.18           0.13           0.07(c)         0.02
Net Realized and
  Unrealized Gain (Loss)
  on Investments .......          0.75          (0.10)          4.01           2.07           4.40            2.83
                                ------         ------         ------         ------         ------          ------
Total From Investment
  Operations ...........          0.96           0.12           4.19           2.20           4.47            2.85
                                ------         ------         ------         ------         ------          ------
Less Distributions
Dividends From Net
  Investment Income ....         (0.21)         (0.21)         (0.18)         (0.13)         (0.06)           0.00
Distributions in excess
  of Net
  Investment Income ....         (0.01)          0.00           0.00           0.00           0.00            0.00
Distributions From Net
  Realized Capital Gains         (0.27)         (0.17)         (2.03)         (2.59)         (2.93)           0.00
                                ------         ------         ------         ------         ------          ------
Total Distributions ....         (0.49)         (0.38)         (2.21)         (2.72)         (2.99)           0.00
                                ------         ------         ------         ------         ------          ------
Net Asset Value, End of
  the Period ...........        $12.67         $12.41         $14.39         $13.87         $15.35          $18.20
                                ======         ======         ======         ======         ======          ======
Total Return (%)(a) ....          8.0            1.0           35.1           17.2           33.4            18.6
Ratio of Operating
  Expenses to Average
  Net Assets (%) .......          1.21           1.28           1.38           1.30           1.25            1.21(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ...........          1.70           1.75           1.31           0.92           0.46            0.26(b)
Portfolio Turnover Rate(%)           4              6             69            127            103             114(b)
Net Assets, End of the
Period (000) ...........      $109,168       $104,081       $150,693       $166,963       $220,912        $274,624

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis.
(c) Per share net investment income has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------

(unaudited)

                                                                    CLASS B
                           -----------------------------------------------------------------------------------------
                           SEPTEMBER 13(a)                                                               SIX MONTHS
                              THROUGH                       YEAR ENDED DECEMBER 31,                        ENDED
                            DECEMBER 31,       ---------------------------------------------------        JUNE 30,
                               1993             1994           1995           1996           1997           1998
                           ------------        ------         ------         ------         ------       ----------
Net Asset Value,
  Beginning of the
  Period .............        $12.95           $12.66         $12.42         $14.40         $13.87         $15.28
                              ------           ------         ------         ------         ------         ------
Income From Investment
  Operations
Net Investment Income
  (Loss) .............          0.06             0.16           0.10           0.03          (0.05)(d)      (0.04)
Net Realized and
  Unrealized Gain
  (Loss) on Investments         0.01            (0.09)          4.01           2.07           4.40           2.81
                              ------           ------         ------         ------         ------         ------
Total From Investment
  Operations .........          0.07             0.07           4.11           2.10           4.35           2.77
                              ------           ------         ------         ------         ------         ------
Less Distributions
Dividends From Net
  Investment Income            (0.03)           (0.14)         (0.10)         (0.04)         (0.01)          0.00
Distributions in
  Excess of Net
  Investment Income ..         (0.06)           (0.00)         (0.00)         (0.00)          0.00           0.00
Distributions From Net
  Realized Capital
  Gains ..............         (0.27)           (0.17)         (2.03)         (2.59)         (2.93)          0.00
                              ------           ------         ------         ------         ------         ------
Total Distributions ..         (0.36)           (0.31)         (2.13)         (2.63)         (2.94)          0.00
                              ------           ------         ------         ------         ------         ------
Net Asset Value, End
  of the Period ......        $12.66           $12.42         $14.40         $13.87         $15.28         $18.05
                              ======           ======         ======         ======         ======         ======
Total Return (%)(c) ..          0.6              0.6           34.3           16.3           32.4           18.1
Ratio of Operating
  Expenses to
  Average Net Assets(%)        2.08(b)          1.93           2.11           2.05           2.00           1.96(b)
Ratio of Net
  Investment Income to
  Average Net Assets(%)        0.71(b)          1.10           0.56           0.17          (0.29)         (0.49)(b)
Portfolio Turnover Rate(%)        4                6             69            127            103            114(b)
Net Assets, End of the
  Period (000) .......        $1,498           $5,185        $29,026        $46,856        $81,066       $118,543

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------

(unaudited)

                                                                         CLASS C
                                            ----------------------------------------------------------------
                                              MAY 1(a)                                            SIX MONTHS
                                              THROUGH        YEAR ENDED DECEMBER 31,                 ENDED
                                            DECEMBER 31,     -----------------------                JUNE 30,
                                                1995            1996          1997                   1998
                                            -----------        ------        ------                 ------
Net Asset Value, Beginning of Period .         $13.84          $14.39        $13.85                 $15.28
                                               ------          ------        ------                 ------
Income From Investment Operations
Net Investment Income (Loss) .........           0.06            0.04         (0.05)(d)              (0.04)
Net Realized and Unrealized Gain on
  Investments ........................           2.58            2.05          4.42                   2.81
                                               ------          ------        ------                 ------
Total From Investment Operations .....           2.64            2.09          4.37                   2.77
                                               ------          ------        ------                 ------
Less Distributions
Dividends From Net Investment Income .          (0.06)          (0.04)        (0.01)                  0.00
Distributions From Net Realized
Capital Gains ........................          (2.03)          (2.59)        (2.93)                  0.00
                                               ------          ------        ------                 ------
Total Distributions ..................          (2.09)          (2.63)        (2.94)                  0.00
                                               ------          ------        ------                 ------
Net Asset Value, End of Period .......         $14.39          $13.85        $15.28                 $18.05
                                               ======          ======        ======                 ======
Total Return (%)(c) ..................          20.2            16.3          32.6                   18.1
Ratio of Operating Expenses to Average
  Net Assets (%) .....................           2.11(b)         2.05          2.00                   1.96(b)
Ratio of Net Investment Income to
  Average Net Assets (%) .............           0.56(b)         0.17         (0.29)                 (0.49)(b)
Portfolio Turnover Rate (%) ..........             69             127           103                    114(b)
Net Assets, End of Period (000) ......         $4,707          $3,912        $6,735                $10,724

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTE TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust II (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks opportunities for long-term growth of capital and income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported ask price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $233,794,729 and $200,760,678, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Westpeak Investment Advisors, L.P. ("Westpeak") at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance

Company ("MetLife"). Fees earned by NEFM and Westpeak under the management agreement in effect during the six months ended June 30, 1998 are as follows:

      FEES EARNED
      -----------
      $584,540                    NEFM
       619,695                    Westpeak

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Fund's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998, these expenses amounted to $32,317 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $234,163 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $3,797 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $309,391 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $123,720 and $10,985 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $371,161 and $32,953 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $684,577.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

    Annual Retainer                                    $2,019
    Meeting Fee                                           159/meeting
    Annual Committee Member Retainer                      303
    Annual Committee Chairman Retainer                    202

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                    YEAR ENDED                      SIX MONTHS ENDED
                                                 DECEMBER 31, 1997                    JUNE 30, 1998
                                            ----------------------------       ----------------------------
CLASS A                                       SHARES            AMOUNT           SHARES           AMOUNT
                                            ----------       -----------       ----------      ------------
Shares sold ..........................       2,089,570       $32,195,156        1,774,111       $30,203,510
Shares issued in connection with the reinvestment of:
    Dividends from net investment
      income .........................          39,664           614,423                0                 0
    Distributions from net realized
      gain ...........................       2,099,575        31,028,150                0                 0
                                            ----------       -----------       ----------      ------------
                                             4,228,809        63,837,729        1,774,111        30,203,510
Shares repurchased ...................      (1,875,250)      (29,197,625)      (1,074,922)      (18,253,897)
                                            ----------       -----------       ----------      ------------
Net increase  ........................       2,353,559       $34,640,104          699,189      $ 11,949,613
                                            ----------       -----------       ----------      ------------

                                                    YEAR ENDED                      SIX MONTHS ENDED
                                                 DECEMBER 31, 1997                    JUNE 30, 1998
                                            ----------------------------       ----------------------------
CLASS B                                       SHARES            AMOUNT           SHARES           AMOUNT
                                            ----------       -----------       ----------      ------------
Shares sold ..........................       1,627,496       $25,245,821        1,741,025       $29,503,214
Shares issued in connection with the reinvestment of:
    Dividends from net investment
      income .........................           1,973            30,758                0                 0
    Distributions from net realized
      gain ...........................         781,695        11,519,364                0                 0
                                            ----------       -----------       ----------      ------------
                                             2,411,164        36,795,943        1,741,025        29,503,214
Shares repurchased ...................        (484,221)       (7,468,164)        (479,754)       (8,104,662)
                                            ----------       -----------       ----------      ------------
Net increase  ........................       1,926,943       $29,327,779        1,261,271      $ 21,398,552
                                            ----------       -----------       ----------      ------------

                                                    YEAR ENDED                      SIX MONTHS ENDED
                                                 DECEMBER 31, 1997                    JUNE 30, 1998
                                            ----------------------------       ----------------------------
CLASS C                                       SHARES            AMOUNT           SHARES           AMOUNT
                                            ----------       -----------       ----------      ------------
Shares sold ..........................         740,016       $11,332,702          535,575      $  8,985,711
Shares issued in connection with the reinvestment of:
    Dividends from net investment
      income .........................             166             2,597                0                 0
    Distributions from net realized
      gain ...........................          71,295         1,050,610                0                 0
                                            ----------       -----------       ----------      ------------
                                               811,477        12,385,909          535,575         8,985,711
Shares repurchased ...................        (653,225)       (9,898,226)        (382,354)       (6,392,205)
                                            ----------       -----------       ----------      ------------
Net increase  ........................         158,252       $ 2,487,683          153,221      $  2,593,506
                                            ----------       -----------       ----------      ------------
Increase derived from capital shares
  transactions .......................       4,438,754       $66,455,566        2,113,681      $ 35,941,671
                                            ==========       ===========       ==========      ============

SUPPLEMENT DATED AUGUST 17, 1998 TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND
          C SHARES AND CLASS Y SHARES PROSPECTUSES DATED MAY 1, 1998

FOR NEW ENGLAND VALUE FUND AND NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:

Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenberg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenberg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.

FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                 NEW ENGLAND
                                                                 GROWTH FUND
                                                                 -----------
                                                                   CLASS C
                                                                 -----------
Management Fees ................................................    0.67%
12b-1 Fees .....................................................    1.00%*
Other Expenses .................................................    0.20%
Total Fund Operating Expenses ..................................    1.87%
------------
*Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                    NEW ENGLAND GROWTH FUND
                                                    -----------------------
                                                            CLASS C
                                                    -----------------------
                                                       (1)           (2)
1 year ...........................................     $ 29          $ 19
3 years ..........................................     $ 59          $ 59
5 years ..........................................     $101          $101
10 years .........................................     $219          $219
------------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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